UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017

MONSTER DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37797	27-3948465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2655 Park Center Drive, Unit C Simi Valley, California 93065	93065
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (805) 955-4190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).   ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 15, 2017, Monster Digital, Inc. (the “Company”) received a letter from Nasdaq notifying the Company that it is not in compliance with Nasdaq Listing Rule 5810(b) that requires the Company to maintain a minimum bid price of One Dollar ($1.00) per share. This determination was based upon the closing bid price of the Company’s common stock for the preceding thirty (30) consecutive business days.

This notification has no immediate effect on the Company’s listing on the Nasdaq Capital Market. Nasdaq has provided the Company with 180 calendar days, or until December 12, 2017, to regain compliance by maintaining a closing bid price of One Dollar ($1.00) for at least Ten (10) consecutive business days.

The Company is presently evaluating various courses of action to regain compliance. In the event the Company does not regain compliance, the Company may be eligible for additional time, however, there can be no assurance that the Company will regain compliance by December 12, 2017, or that, if it does not, will be granted further time to regain compliance. If the Company fails to satisfy this listing requirement, or any other Nasdaq requirement for continued listing, Nasdaq staff could provide notice that the Company’s common stock will become subject to delisting.

Item 7.01	Regulation FD Disclosure.

On June 20, 2017, the Company issued a press release regarding the notice from Nasdaq. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER DIGITAL, INC.

/s/ David Olert
Date: June 20, 2017	David Olert
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Monster Digital, Inc. June 20, 2017.